Income Taxes - Schedule of Significant Components of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Non-current deferred tax assets:
Accruals and others	¥ 7,246	$ 1,021	¥ 15,393
Net operating loss carry forwards	403,448	56,825	483,092
Carryforwards of deductible advertising expenses	10,617	1,495	11,349
Impairment of non-financial assets	4,496	633
Remeasurement and impairment of long-term investments	3,699	521	362
Allowance for credit losses	242,704	34,184	246,930
Subtotal	672,210	94,679	757,126
Less: valuation allowance	(672,210)	(94,679)	(757,126)	$ (106,639)	¥ (939,621)	¥ (1,332,721)
Total non-current deferred tax assets, net	0	0	0
Non-current deferred tax liabilities:
Recognition of intangible assets arising from business combination	(6,027)	(849)	(6,839)
Total non-current deferred tax liabilities, net	¥ (6,027)	$ (849)	¥ (6,839)